January 26, 1996

Dear Follow Shareholders,

     Welcome to the Capital Management Equity Fund. Nineteen Ninety-Five was the startup year for your fund, and we are grateful that you chose to place a portion of your investment portfolio in this vehicle. The fund's institutional shares were available for purchase on January 27, 1995, but most of the investment assets did not begin flowing in until after March. Investor shares were not cleared for purchase until April. This gestation phase is now complete, and the fund's portfolio is established and ongoing. Now the question becomes, how do we see the investment landscape over the coming year?

     By any measure 1995 was a banner year for U.S. financial assets, but equity indices posted particularly strong gains. The S&P 500 recorded its best annual return since 1958 and its third-best performance in the post-war period. Low inflation and declining interest rates provided an excellent environment for financial instruments, and improved operating rates, stable pricing, and stronger balance sheets propelled corporate America to record profitability. Further enhancing shareholder value were a favorable supply/demand situation created by share repurchases, significant merger and restructuring activity, and strong flows into equity mutual funds.

     While the broad averages were forging ahead to new highs, a major internal shift began in the Fourth Quarter: big stocks were advancing while smaller stocks were declining. Evidence of this crosscurrent is seen in the performance differential between the S&P 500 in the quarter and the MidCap 400 (6% versus 1.4%, respectively). Since the S&P 500 is influenced by a few large capitalization issues, the market has been rising on fewer shoulders, and this is not a healthy sign going forward.

     Two of last year's big winning groups were financial and technology. Financial stocks were heavily represented in the fund, and continue to be, while technology shares were not, purposely so. It seems that our caution about this sector is paying off. Technology stocks are now struggling, especially semiconductor shares, many of which have suffered price declines in excess of 30% in the past six weeks due to disappointing earnings' reports. These shortfalls in investor expectations were not surprising to us. But it is a fact that we were too cautious on stocks in the latter part of the year. The stock market's rise exceeded our expectations, principally because interest rates fell more than we foresaw. Consequently, our positions in energy, utilities, and one or two consumer cyclicals did not keep pace.

     As good as conditions were for the financial markets in 1995, we are sounding a note of caution regarding the prospectus for U.S. stocks in 1996. While stocks are not terribly overvalued, earnings' momentum has most likely peaked for this cycle, and there is increasing reason to believe that the economy may turn down. The consumer, who has given fuel to the economy this year mainly through borrowing, is likely to curtail spending. As demand fades, deflationary trends will accelerate which could lead to a mild recession. This scenario would result in lower corporate earnings, and certain market sectors would be more adversely affected than others.

     Group movements in the equity markets are fundamentally driven by relative shifts in profitability. The dominant force is the business cycle, although on occasion secular changes in profitability have their impact such as the oil embargo in the 1970's and the defence buildup in the '80's. As profit margins approach their peak for this cycle, the key question becomes, which industries can maintain margins when the change in direction is down? The dynamics at this stage seem to favor consumer noncyclicals, finance, utilities, and certain areas of the energy stocks, which we have emphasized in your fund's portfolio.


                                             C. Lennis Koontz, II CFA
                                             President
                                             January 26, 1996


                      CAPITAL MANAGEMENT EQUITY FUND
                            INSTITUTIONAL CLASS
                  Performance Update - $10,000 Investment
         For the period from January 27, 1995 to November 30, 1995

[The following information is depicted in a graph]

                       Investor      S&P Mid Cap    Lipper Cap         S&P
                        Shares           400          Apprec           500

1/27/95                10000.00       10000.00       10000.00       10000.00
1/31/95                10067.00        9972.00        9674.97       10005.00
2/28/95                10438.00       10494.53       10027.73       10395.20
3/31/95                11051.00       10677.14       10292.55       10701.85
4/30/95                11016.97       10891.75       10469.44       11016.49
5/31/95                11228.16       11154.24       10733.98       11457.15
6/30/95                11610.51       11608.22       11259.47       11722.95
7/31/95                12023.37       12214.17       11922.69       12112.16
8/31/95                12184.49       12440.13       12054.78       12142.44
9/30/95                12270.08       12741.18       12369.66       12654.85
10/31/95               11774.42       12413.73       12127.19       12609.29
11/30/95               12300.43       12956.21       12519.58       13162.84

This graph depicts the performance of the Capital Management Equity Fund-Institutional Shares versus the S&P Mid Cap 400 Index, the Lipper Capital Appreciation Index, and the S&P 500 Index. It is important to note the Capital Management Equity Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

January 27, 1995     No sales load
through                 27.91%
November 30, 1995


- The graph assumes an initial $10,000 investment at January 27, 1995. All dividends and distributions are reinvested.

- At November 30, 1995, the value of the Institutional Shares would have grown to $12,300 - total investment return of 23.00% since January 27, 1995.

- At November 30, 1995, a similar investment in the S&P Mid Cap 400 Index would have been worth $12,956 - total investment return of 29.56% since January 27, 1995; a similar investment in the Lipper Capital Appreciation Index would have grown to $12,520 - total investment return of 25.20%; and a similar investment in the S&P 500 Index would have grown to $13,163 - total investment return of 31.63%.

- Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                      CAPITAL MANAGEMENT EQUITY FUND
                              INVESTOR CLASS
                  Performance Update - $10,000 Investment
          For the period from April 7, 1995 to November 30, 1995

[The following information is depicted in a graph]

                       Investor      S&P Mid Cap    Lipper Cap         S&P
                        Shares           400          Apprec           500

4/7/95                 10000.00       10000.00       10000.00       10000.00
4/30/95                 9644.78        9894.97        9848.50        9813.49
5/31/95                 9825.35       10133.44       10097.35       10206.03
6/30/95                10134.78       10545.87       10591.68       10442.81
7/31/95                10485.78       11096.36       11215.55       10789.51
8/31/95                10618.06       11301.65       11339.81       10816.48
9/30/95                10693.03       11575.15       11636.02       11272.94
10/31/95               10250.80       11277.67       11407.93       11232.36
11/30/95               10693.03       11770.50       11777.04       11725.46

This graph depicts the performance of the Capital Management Equity Fund-Investor Shares versus the S&P Mid Cap 400 Index, the Lipper Capital Appreciation Index, and the S&P 500 Index. It is important to note the Capital Management Equity Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

                     With Maximum
                      Sales Load    No Sales load

April 7, 1995
through                 10.87%         16.20%
November 30, 1995


- The graph assumes an initial $10,000 investment at April 7, 1995. All dividends and distributions are reinvested.

- At November 30, 1995, the value of the Investor Shares would have grown to $10,693 - total investment return of 6.93% since April 7, 1995. Without the deduction of the 3% maximum sales load, the value of the Investor Shares would have grown to $11,024 - total investment return of 10.24% since April 7, 1995. The sales load may be reduced or eliminated for larger purchases.

- At November 30, 1995, a similar investment in the S&P Mid Cap 400 Index would have been worth $11,770 - total investment return of 17.70% since April 7, 1995; a similar investment in the Lipper Capital Appreciation Index would have grown to $11,777 - total investment return of 17.77%; and a similar investment in the S&P 500 Index would have grown to $11,725 - total investment return of 17.25%.

- Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.



                         CAPITAL MANAGEMENT EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1995

                                                             Value
                                        Shares             (note 1)
COMMON STOCKS - 70.05%

   Auto Parts - Replacement Equipment - 2.60%
         Echlin, Inc.                     1,700             $62,050

   Broadcast - Radio & Television - 2.25%
         Comcast Corporation              2,800              53,725

   Chemicals - 5.63%
         Air Products and Chemicals, Inc.   450              24,975
         Hanna (M.A.) Company             2,300              61,813
         Rohm & Haas Company                785              47,296
                                                            134,084
   Computer Software & Services - 2.28%
         Adobe Systems, Inc.                800              54,400

   Electrical Equipment - 0.91%
         Belden, Inc.                       800              21,600

   Electronics - 0.87%
         Harman International
            Industries, Inc.                472              20,709

   Environmental Control - 1.96%
         Browning-Ferris Industries, Inc. 1,550              46,694

   Financial - Banks, Commercial - 5.51%
         Barnett Banks, Inc.              1,075              64,634
         Fleet Financial Group, Inc.      1,600              66,800
                                                            131,434
   Financial - Savings/Loans/Thrifts - 1.40%
         H. F. Ahmanson & Company         1,250              33,437

   Food - Processing - 3.01%
         Hershey Foods Corporation        1,160              71,630

   Food - Wholesale - 2.01%
         Richfood Holdings, Inc.          1,700              47,813

   Homebuilders - 2.08%
         Pulte Corporation                  800              24,800
     (a) U.S. Home Corporation              950              24,700
                                                             49,500
   Insurance - Multiline - 2.24%
         Chubb Corporation                  550              53,487


                                  (Continued)


                         CAPITAL MANAGEMENT EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1995
                                  (Continued)
                                                             Value
                                        Shares             (note 1)
COMMON STOCKS (Continued)

   Medical - Hospital Management & Service - 2.22%
         Caremark International, Inc.     2,700             $52,987

   Miscellaneous - Manufacturing - 2.05%
         Fisher Scientific International  1,500              48,938

   Office & Business Equipment - 1.69%
         Pitney-Bowes, Inc.                 900              40,275

   Oil & Gas - Domestic - 3.71%
         Quaker State Corporation         3,200              43,200
         Sonat, Inc.                      1,400              45,150
                                                             88,350
   Oil & Gas - Exploration - 6.04%
         Louisiana Land and Exploration Co  830              32,370
         Parker & Parsley Petroleum       1,075              20,156
         Snyder Oil Corporation           4,000              46,500
         Sonat Offshore Drilling Company  1,300              44,850
                                                            143,876
   Publishing - Printing - 5.26%
         Deluxe Corporation               1,200              33,150
         McGraw-Hill Companies, Inc.        550              46,063
         R.R. Donnelley & Sons Company    1,200              46,050
                                                            125,263
   Retail - Department Stores - 2.17%
     (a) Federated Department Stores, Inc 1,750              50,969
         Kmart Corporation                  100                 775
                                                             51,744
   Shoes - Leather - 1.53%
         Reebok International Ltd.        1,400              36,400

   Toys - 1.88%
         Mattel, Inc.                     1,600              44,800

   Transportation - Rail - 1.25%
     (a) Southern Pacific Rail Corp.      1,246              29,748

   Utilities - Electric - 5.12%
         Houston Industries, Inc.           800              36,600
         Idaho Power Company              1,850              53,187
         Montana Power Company            1,430              32,354
                                                            122,141


                                  (Continued)

                         CAPITAL MANAGEMENT EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1995
                                  (Continued)
                                     Value
                                        Shares             (note 1)
COMMON STOCKS (Continued)

   Utilities - Gas - 4.38%
         Brooklyn Union Gas Company       1,900             $53,675
         Pacific Enterprises              1,900              50,825
                                                            104,500

Total Common Stocks (Cost $1,470,587)                     1,669,585

                                       Principal
                                        Amount

REPURCHASE AGREEMENT (b) - 29.82%
       Wachovia Bank
       5.85%, due December 1, 1995     $710,590             710,590
       (Cost $710,590)

Total Value of Investments (Cost $2,181,177 (c))  99.87%  2,380,175
Other Assets Less Liabilities                      0.13%      3,146
   Net Assets                                    100.00% $2,383,321



   (a) Non-income producing investment.

   (b) Joint repurchase agreement entered into November 30, 1995, with a maturity value of $22,915,232 collateralized by $22,546,000 U.S. Treasury Notes, 6.50%, due August 15, 1997. The aggregate market value of the collateral at November 30, 1995 was $23,381,213. The Fund's pro rata interest in the market value of the collateral at November 30, 1995 was $725,145. The Fund's pro rata interest in the joint repurchase agreement collateral is taken into possession by the Fund's custodian upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102 percent of the sales price of the repurchase agreement.

   (c) Aggregate cost for federal income tax purposes is the same as for financial reporting purposes. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

       Unrealized appreciation                             $225,391
       Unrealized depreciation                              (26,393)

         Net unrealized appreciation                       $198,998

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1995


ASSETS
   Investments in common stocks at value (Cost $1,470,587)   $1,669,585
   Repurchase agreement                                         710,590
   Cash                                                           1,036
   Dividends receivable                                           5,206
   Interest receivable                                              852
   Due from advisor (note 2)                                     24,195
   Other assets                                                     201

      Total assets                                           $2,383,321

LIABILITIES
   Accrued expenses                                              28,344


NET ASSETS                                                   $2,383,321

NET ASSETS  CONSIST OF:
   Capital stock ($0.01 par value)                               $1,963
   Additional paid-in capital                                 2,138,353
   Undistributed net investment income                           10,252
   Undistributed net realized gain on investments                33,755
   Net unrealized appreciation on investments                   198,998

                                                             $2,383,321

INSTITUTIONAL CLASS
   Net asset value and offering price per share
    ($1,832,507 / 150,725 shares outstanding)                    $12.16

INVESTOR CLASS
   Net asset value ($550,814 / 45,557 shares outstanding)        $12.09
   Maximum offering price per share (100 / 97 of $12.09)         $12.46

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND

                            STATEMENT OF OPERATIONS

                      For the period from January 27, 1995
                          (commencement of operations)
                              to November 30, 1995


INVESTMENT INCOME

   Income
      Dividends                                                   $27,664
      Interest                                                      6,257

         Total income                                              33,921

   Expenses
      Fund accounting fees (note 2)                                23,500
      Professional fees                                            14,791
      Investment advisory fees (note 2)                            12,413
      Fund administration fees (note 2)                             7,352
      Custodian fees                                                4,925
      Securities pricing fees                                       2,844
      Registration and filing administration fees                   1,961
      Distribution and service fees - Investor Class (note 3)         379
      Shareholder recordkeeping fees                                  187
      Trustee fees and meeting expenses                             6,945
      Printing expenses                                             4,912
      Shareholder servicing expenses                                3,302
      Registration and filing expenses                                955
      Other operating expenses                                      4,155

         Total expenses                                            88,621

         Less:
            Expense reimbursements (note 2)                       (72,059)
            Investment advisory fees waived (note 2)              (12,413)

         Net expenses                                               4,149

            Net investment income                                  29,772

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                  33,755
   Increase in unrealized appreciation on investments             198,998

      Net realized and unrealized gain on investments             232,753

         Net increase in net assets resulting from operations    $262,525

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                      For the period from January 27, 1995
                          (commencement of operations)
                              to November 30, 1995


INCREASE IN NET ASSETS

   Operations
      Net investment income                                   $29,772
      Net realized gain from investment transactions           33,755
      Increase in unrealized appreciation on investments      198,998

         Net increase in net assets resulting from operations 262,525

   Distributions to shareholders from
      Net investment income - Institutional Class             (19,101)
      Net investment income - Investor Class                     (419)

         Decrease in net assets resulting from distributions  (19,520)

   Capital share transactions
      Increase in net assets resulting from
       capital share transactions (a)                       2,140,316

            Net increase in net assets                      2,383,321

NET ASSETS

   Beginning of period                                              0

   End of period                                           $2,383,321


(a) A summary of capital share activity follows:

                             INSTITUTIONAL CLASS            INVESTOR CLASS
                             For the period from
                              January 27, 1995            For the peirod from
                        (commencement of operations)         April 7, 1995
                            to November 30, 1995          to November 30, 1995

                             Shares       Value            Shares       Value

Shares sold                 149,099    $1,574,589          45,533      $546,342
Shares issued for
 reinvestment of
 distributions                1,626        19,101              35           419

                            150,725     1,593,690          45,568       546,761

Shares redeemed                   0             0             (11)         (135)

   Net increase             150,725    $1,593,690          45,557      $546,626

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                (For a Share Outstanding Throughout the Period)

                                            INSTITUTIONAL      INVESTOR
                                               CLASS            CLASS

                                              For the
                                            period from
                                          January 27, 1995      For the
                                           (commencement      period from
                                           of operations)    April 7, 1995
                                           to November 30,   to November 30,
                                                 1995             1995

Net asset value, beginning of period initial     $10.00         $11.07

   Income from investment operations
      Net investment income                        0.20           0.11
      Net realized and unrealized gain on in       2.10           1.02

         Total from investment operations          2.30           1.13

   Distributions to shareholders from
      Net investment income                       (0.14)         (0.11)


Net asset value, end of period                   $12.16         $12.09


Total ret                                         23.00%(a)      10.24%(b)

Ratios/supplemental data

   Net assets, end of period                 $1,832,507       $550,814

   Ratio of expenses to average net assets
      Before expense reimbursements and waivers    7.20%(c)       7.18%(c)
      After expense reimbursements and waivers     0.31%(c)       1.06%(c)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waivers (4.45)% (c)    (4.23)% (c)
      After expense reimbursements and waivers   2.44%(c)       1.89%(c)


   Portfolio turnover rate                        47.74%         47.74%

(a) Annualized total return is 27.91%.

(b) Total return does not reflect payment of a sales charge. Annualized total return is 16.20%.

(c) Annualized.

See accompanying notes to financial statements

                      CAPITAL MANAGEMENT EQUITY FUND

                       NOTES TO FINANCIAL STATEMENTS

                             November 30, 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

      The Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of the Capital Management Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1994 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940. The Fund began operations on January 27, 1995. The Fund has an unlimited number of authorized shares, which are divided into two classes - Institutional Shares and Investor Shares. Only Institutional Shares were offered by the Fund prior to April 7, 1995.

      Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of three percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

      A. Security Valuation - The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates market value.

      B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

      C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

                      CAPITAL MANAGEMENT EQUITY FUND

                       NOTES TO FINANCIAL STATEMENTS

                             November 30, 1995


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

      Pursuant to an investment advisory agreement, Capital Management Associates, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.

      Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.50% of the average daily net assets of the Fund's Institutional Class and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $12,413 ($0.10 per share) and reimbursed $72,059 of the operating expenses incurred by the Fund for the period from January 27, 1995 to November 30, 1995.

      All organization expenses of the Fund were incurred and paid by the Advisor. At November 30, 1995 the Advisor owned 10,360 Institutional Shares and 112 Investor Shares of the Fund.

      The Fund's administrator, The Nottingham Company, L.L.C. (the "A-dministrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.20% of the Fund's first $50 million of average daily net assets, 0.175% of the next $50 million, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,000 for accounting and record keeping services for the initial class of shares and $750 per month for each
      additional class of shares.   Additionally, the Administrator charges
      the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and record keeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

      Shields & Company, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the period from January 27, 1995 to November 30, 1995, the Distributor retained sales charges in the amount of $1,109. At November 30, 1995 the Distributor owned 127,373 Institutional Shares of the Fund.

      Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.

                      CAPITAL MANAGEMENT EQUITY FUND

                       NOTES TO FINANCIAL STATEMENTS

                             November 30, 1995


NOTE 3 - DISTRIBUTION AND SERVICE FEES

      The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

      The Plan provides that the Fund may incur certain costs, which may not exceed 0.75% per annum of the Investor Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares' average daily net assets. The Fund incurred $379 of such expenses under the Plan for the period from January 27, 1995 to November 30, 1995.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

      Purchases and sales of investments, other than short-term investments, aggregated $2,043,532 and $606,700, respectively, for the period from January 27, 1995 to November 30, 1995.

      The Fund's prospectus provides that the Fund may enter into repurchase agreements which do not extend beyond seven days for up to 25% of its assets with member banks of the Federal Reserve system or certain non-bank dealers. At November 30, 1995 repurchase agreements of $710,590 represented 29.46% of the Fund's assets.


                          Independent Auditors' Report

To the Board of Trustees and Shareholders
Capital Management Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Capital Management Equity Fund (the "Fund"), a series of the Capital Management Investment Trust, as of November 30, 1995, and the related statement of operations, statement of changes in net assets and financial highlights for the period from January 27, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Management Equity Fund as of November 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from Janyary 27, 1995 (commencement of operations) to November 30, 1995 in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Richmond, Virginia
December 21, 1995